UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 1, 2020

MAXIM INTEGRATED PRODUCTS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-34192	94-2896096
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

160 Rio Robles , San Jose, California 95134
(Address of Principal Executive Offices including Zip Code)

(408) 601-1000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	MXIM	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 1, 2020, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Maxim Integrated Products, Inc. (“Maxim” or the “Company”) approved for certain executive officers of the Company (i) cash bonuses for their performance during fiscal year 2020 and (ii) base salary adjustments.

Cash bonuses awarded to our “Named Executive Officers” that will appear in our proxy statement for our Annual Meeting of Stockholders to be held on November 5, 2020 (“2020 Annual Meeting”), along with base salary adjustments, if any, are set forth in the table below.1

Name	Title	Fiscal Year 2020 Performance Bonuses	New Base Salary
Tunç Doluca	President and Chief Executive Officer	$1,263,000	$825,000 (no change from prior year)
Brian White	Senior Vice President, Chief Financial Officer	$447,000	$475,000 (no change from prior year)
Edwin B. Medlin	Senior Vice President, Chief Legal, Administrative, and Compliance Officer	$453,000	$445,000 (no change from prior year)
Vivek Jain	Senior Vice President, Technology and Manufacturing Group	$408,000	$445,000 (no change from prior year)
Jon Imperato	Senior Vice President, Worldwide Sales and Marketing	$445,000	$400,000

Additionally, the Compensation Committee approved a cash incentive compensation plan for our Chief Executive Officer and executive officers reporting to the Chief Executive Officer (collectively, “Senior Officers”) applicable to fiscal year 2021 performance (the “2021 Incentive Compensation Plan”).

Under the 2021 Incentive Compensation Plan, the aggregate target cash bonus available for distribution to all Senior Officers of the Company is 0.41% of the Company’s fiscal year 2021 operating income as determined under U.S. Generally Accepted Accounting Principles (“GAAP”), excluding the effect of special items. In the event operating income, excluding the effect of special items, for fiscal year 2021 is not at least 50% of the target operating income for fiscal year 2021, then there will not be any funds earned under the 2021 Incentive Compensation Plan for Senior Officers. Each Senior Officer’s individual target bonus is based upon their Company impact percentage points. Each Senior Officer’s actual performance bonus is determined based upon the Company’s operating income, excluding the effect of special items, for fiscal year 2021 as determined under GAAP, their Company impact percentage points, and each individual’s performance, including achieving target revenue for the year, and in no event may their actual bonus exceed two-hundred percent (200%) of their target bonus.

1Bruce Kiddoo, our former Senior Vice President and Chief Financial Officer until August 21, 2019 and thereafter a Senior Vice President in an advisory role through his retirement from Maxim on October 2, 2019, will also be named in our proxy statement for our 2020 Annual Meeting. Mr. Kiddoo was not entitled to a cash bonus and has not received a salary from the Company since his retirement from Maxim.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIM INTEGRATED PRODUCTS, INC.

By:/s/ Mark Casper
Name: Mark Casper
Title: Vice President and General Counsel
Dated: September 8, 2020